UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; Z5; Conforming; '; Colona; '; '; '

Pool Summary	COUNT	UPB	%
Conforming	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%
Adjusted Balance: $20,509,532.13
Data as of Date: 2004-12-01
GROSS WAC: 6.7760%
NET WAC: 6.526%
% IO's: 3.31%
% SF/PUD: 77.38%
% FULL/ALT/DULP: 56.79%
% CASHOUT: 24.54%
% PURCHASE: 64.64%
% INVESTOR: 41.24%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 77.64%
% FICO > 679: 60.46%
% NO FICO: 0.00%
WA FICO: 694
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 14.73%
CALIFORNIA %: 0.00%
Latest Maturity Date: 20341101
Loans with Prepay Penalties: 14.73%

Product Type	COUNT	UPB	%
30 YR FXD	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	18	$665,130.00	3.24%
$50,000.01 - $100,000.00	141	10,739,528.00	52.32
$100,000.01 - $150,000.00	81	9,120,953.00	44.44
Total:	240	$20,525,611.00	100.00%
Minimum: $25,000.00
Maximum: $125,000.00
Average: $85,523.38

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	18	$664,914.00	3.24%
$50,000.01 - $100,000.00	141	10,730,809.00	52.32
$100,000.01 - $150,000.00	81	9,113,809.00	44.44
Total:	240	$20,509,532.00	100.00%
Minimum: $25,000.00
Maximum: $125,000.00
Average: $85,456.38

Gross Rate	COUNT	UPB	%
6.001% - 6.250%	36	$3,265,321.00	15.92%
6.251% - 6.500%	69	5,705,479.00	27.82
6.501% - 6.750%	45	3,716,067.00	18.12
6.751% - 7.000%	42	3,622,169.00	17.66
7.001% - 7.250%	11	1,016,940.00	4.96
7.251% - 7.500%	17	1,497,668.00	7.30
7.501% - 7.750%	7	599,952.00	2.93
7.751% - 8.000%	6	502,200.00	2.45
8.001% - 8.250%	3	335,429.00	1.64
8.251% - 8.500%	4	248,307.00	1.21
Total:	240	$20,509,532.00	100.00%
Minimum: 6.250%
Maximum: 8.500%
Weighted Average: 6.776%

Net Rate	COUNT	UPB	%
5.751% - 6.000%	36	$3,265,321.00	15.92%
6.001% - 6.250%	69	5,705,479.00	27.82
6.251% - 6.500%	45	3,716,067.00	18.12
6.501% - 6.750%	42	3,622,169.00	17.66
6.751% - 7.000%	11	1,016,940.00	4.96
7.001% - 7.250%	17	1,497,668.00	7.30
7.251% - 7.500%	7	599,952.00	2.93
7.501% - 7.750%	6	502,200.00	2.45
7.751% - 8.000%	3	335,429.00	1.64
8.001% - 8.250%	4	248,307.00	1.21
Total:	240	$20,509,532.00	100.00%
Minimum: 6.000%
Maximum: 8.250%
Weighted Average: 6.526%

Original Term to Maturity	COUNT	UPB	%
360 - 360	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	181	$15,076,514.00	73.51%
360 - 360	59	5,433,018.00	26.49
Total:	240	$20,509,532.00	100.00%
Minimum: 352
Maximum: 360
Weighted Average: 359

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; Z5; Conforming; '; Colona; '; '; '

Seasoning	COUNT	UPB	%
<= 0	59	$5,433,018.00	26.49%
1 - 1	132	10,977,514.00	53.52
2 - 2	30	2,481,623.00	12.10
3 - 3	13	1,099,489.00	5.36
4 - 4	3	259,471.00	1.27
5 - 5	1	83,552.00	0.41
6 - 6	1	115,392.00	0.56
7 - 12	1	59,472.00	0.29
Total:	240	$20,509,532.00	100.00%
Minimum: 0
Maximum: 8
Weighted Average: 1

FICO Scores	COUNT	UPB	%
500 - 509	1	$95,925.00	0.47%
520 - 529	4	364,544.00	1.78
530 - 539	2	182,835.00	0.89
540 - 549	1	92,500.00	0.45
550 - 559	1	108,209.00	0.53
560 - 569	1	89,857.00	0.44
570 - 579	2	235,728.00	1.15
590 - 599	2	151,893.00	0.74
600 - 609	7	637,074.00	3.11
610 - 619	5	367,078.00	1.79
620 - 629	7	597,941.00	2.92
630 - 639	8	756,158.00	3.69
640 - 649	12	968,614.00	4.72
650 - 659	11	1,079,280.00	5.26
660 - 669	17	1,526,635.00	7.44
670 - 679	10	855,191.00	4.17
680 - 689	9	750,078.00	3.66
690 - 699	13	1,180,707.00	5.76
700 - 709	18	1,340,910.00	6.54
710 - 719	20	1,710,554.00	8.34
720 - 729	12	952,321.00	4.64
730 - 739	12	1,039,360.00	5.07
740 - 749	9	847,568.00	4.13
750 - 759	17	1,341,502.00	6.54
760 - 769	15	1,200,678.00	5.85
770 - 779	8	633,389.00	3.09
780 - 789	11	976,807.00	4.76
790 - 799	3	265,781.00	1.30
810 - 819	2	160,414.00	0.78
Total:	240	$20,509,532.00	100.00%
Minimum: 507
Maximum: 816
Weighted Average: 694

Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$39,100.00	0.19%
20.001% - 25.000%	1	99,669.00	0.49
25.001% - 30.000%	2	151,950.00	0.74
30.001% - 35.000%	2	169,914.00	0.83
35.001% - 40.000%	2	183,672.00	0.90
40.001% - 45.000%	5	442,051.00	2.16
45.001% - 50.000%	3	196,676.00	0.96
50.001% - 55.000%	7	612,894.00	2.99
55.001% - 60.000%	7	575,226.00	2.80
60.001% - 65.000%	13	884,098.00	4.31
65.001% - 70.000%	16	1,216,702.00	5.93
70.001% - 75.000%	18	1,592,887.00	7.77
75.001% - 80.000%	91	8,189,383.00	39.93
80.001% - 85.000%	7	591,647.00	2.88
85.001% - 90.000%	37	3,049,947.00	14.87
90.001% - 95.000%	10	927,849.00	4.52
95.001% - 100.000%	18	1,585,865.00	7.73
Total:	240	$20,509,532.00	100.00%
Minimum: 15.64%
Maximum: 100.00%
Weighted Average: 77.64%

Combined Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	1	$39,100.00	0.19%
20.001% - 25.000%	1	99,669.00	0.49
25.001% - 30.000%	2	151,950.00	0.74
30.001% - 35.000%	2	169,914.00	0.83
35.001% - 40.000%	2	183,672.00	0.90
40.001% - 45.000%	5	442,051.00	2.16
45.001% - 50.000%	3	196,676.00	0.96
50.001% - 55.000%	7	612,894.00	2.99
55.001% - 60.000%	7	575,226.00	2.80
60.001% - 65.000%	13	884,098.00	4.31
65.001% - 70.000%	16	1,216,702.00	5.93
70.001% - 75.000%	15	1,296,282.00	6.32
75.001% - 80.000%	59	5,153,876.00	25.13
80.001% - 85.000%	7	591,647.00	2.88
85.001% - 90.000%	49	4,213,390.00	20.54
90.001% - 95.000%	13	1,190,992.00	5.81
95.001% - 100.000%	38	3,491,393.00	17.02
Total:	240	$20,509,532.00	100.00%
Minimum: 15.64%
Maximum: 100.00%
Weighted Average: 80.41%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; Z5; Conforming; '; Colona; '; '; '

DTI	COUNT	UPB	%
<= 0.000%	34	$3,006,135.00	14.66%
0.001% - 1.000%	1	123,900.00	0.60
1.001% - 6.000%	8	529,668.00	2.58
6.001% - 11.000%	12	694,150.00	3.38
11.001% - 16.000%	15	1,302,940.00	6.35
16.001% - 21.000%	19	1,697,174.00	8.28
21.001% - 26.000%	18	1,623,028.00	7.91
26.001% - 31.000%	19	1,557,248.00	7.59
31.001% - 36.000%	33	2,929,942.00	14.29
36.001% - 41.000%	27	2,296,885.00	11.20
41.001% - 46.000%	18	1,573,092.00	7.67
46.001% - 51.000%	19	1,850,354.00	9.02
51.001% - 56.000%	9	653,245.00	3.19
56.001% - 61.000%	5	460,871.00	2.25
61.001% - 66.000%	3	210,900.00	1.03
Total:	240	$20,509,532.00	100.00%
Minimum: 0.000%
Maximum: 64.410%
Weighted Average: 31.933%

Geographic Concentration	COUNT	UPB	%
Florida	37	$3,261,522.00	15.90%
Georgia	16	1,716,893.00	8.37
Texas	19	1,531,755.00	7.47
North Carolina	15	1,417,628.00	6.91
Arizona	13	1,248,742.00	6.09
New York	15	1,243,620.00	6.06
Ohio	14	1,173,112.00	5.72
Missouri	12	871,642.00	4.25
Virginia	7	691,269.00	3.37
Oklahoma	8	666,336.00	3.25
Alabama	8	606,628.00	2.96
Arkansas	7	544,626.00	2.66
Indiana	8	536,752.00	2.62
Pennsylvania	8	458,255.00	2.23
South Carolina	6	430,547.00	2.10
New Jersey	5	412,323.00	2.01
Wisconsin	4	327,486.00	1.60
Tennessee	3	324,873.00	1.58
Washington	3	301,600.00	1.47
Kansas	4	254,212.00	1.24
West Virginia	3	238,334.00	1.16
Nevada	2	236,500.00	1.15
Iowa	3	212,187.00	1.03
Utah	2	198,070.00	0.97
Maine	2	183,938.00	0.90
Connecticut	2	176,315.00	0.86
Maryland	2	156,318.00	0.76
Louisiana	2	137,191.00	0.67
District Of Columbia	1	124,200.00	0.61
North Dakota	1	118,421.00	0.58
New Mexico	1	112,720.00	0.55
Mississippi	1	100,904.00	0.49
Idaho	1	95,000.00	0.46
Wyoming	1	94,912.00	0.46
Nebraska	1	78,943.00	0.38
New Hampshire	1	77,941.00	0.38
Delaware	1	76,785.00	0.37
Kentucky	1	71,033.00	0.35
Total:	240	$20,509,532.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%

Zip Code Concentration	COUNT	UPB	%
74873	4	$280,000.00	1.37%
85204	2	228,200.00	1.11
30331	2	222,329.00	1.08
27613	2	211,106.00	1.03
10950	2	201,394.00	0.98
Other	228	19,366,503.00	94.43
Total:	240	$20,509,532.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	154	$13,256,595.00	64.64%
Cash Out Refi	60	5,033,484.00	24.54
Rate & Term Refi	26	2,219,453.00	10.82
Total:	240	$20,509,532.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	180	$15,476,048.00	75.46%
Yes	60	5,033,484.00	24.54
Total:	240	$20,509,532.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	234	$19,830,282.00	96.69%
Interest Only	6	679,250.00	3.31
Total:	240	$20,509,532.00	100.00%

IO Term	COUNT	UPB	%
0	234	$19,830,282.00	96.69%
120	6	679,250.00	3.31
Total:	240	$20,509,532.00	100.00%

Document Type	COUNT	UPB	%
Full	80	$6,544,984.00	31.91%
Full Doc DU/LP	56	5,003,033.00	24.39
Stated Income Full Asset	38	2,932,562.00	14.30
No Doc	16	1,289,923.00	6.29
Stated	9	1,007,200.00	4.91
Stated Doc	12	975,615.00	4.76
Full	7	654,320.00	3.19
No Doc	6	560,650.00	2.73
No Ratio	4	376,693.00	1.84
SISA	3	308,500.00	1.50
No Ratio	3	301,900.00	1.47
No Income No Asset	3	278,309.00	1.36
Reduced	2	175,843.00	0.86
Alternate	1	100,000.00	0.49
Total:	240	$20,509,532.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; Z5; Conforming; '; Colona; '; '; '

Property Type	COUNT	UPB	%
Single Family	164	$13,608,838.00	66.35%
Pud	21	2,031,060.00	9.90
Low Rise Condo (2-4 floors)	18	1,798,362.00	8.77
Two Family	12	782,344.00	3.81
Coop	8	751,668.00	3.66
Condomimium	4	392,103.00	1.91
Four Family	5	373,538.00	1.82
Townhouse	3	235,511.00	1.15
Single Family Attached	2	230,900.00	1.13
Three Family	2	201,805.00	0.98
High Rise Condo (gt 8 floors)	1	103,402.00	0.50
Total:	240	$20,509,532.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	120	$11,003,453.00	53.65%
Investor Occupied	109	8,458,571.00	41.24
Second Home	11	1,047,509.00	5.11
Total:	240	$20,509,532.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	210	$17,488,164.00	85.27%
12.000	4	417,397.00	2.04
24.000	2	180,128.00	0.88
36.000	18	1,808,105.00	8.82
60.000	6	615,738.00	3.00
Total:	240	$20,509,532.00	100.00%
wa Term: 5.430

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%

Lien Position	COUNT	UPB	%
1	240	$20,509,532.00	100.00%
Total:	240	$20,509,532.00	100.00%

Mortgage Ins.	COUNT	UPB	%
GEMICO	11	$897,262.00	4.37%
MGIC	26	2,196,947.00	10.71
PMI Mortgage Insurance	7	572,523.00	2.79
Radian Guaranty	7	683,831.00	3.33
Republic Mortgage Insurance	5	416,843.00	2.03
Triad Guaranty Insurance Co.	1	113,313.00	0.55
United Guaranty	14	1,173,981.00	5.72
26	1	100,608.00	0.49
LTV <=80	168	14,354,224.00	69.99
Total:	240	$20,509,532.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.